UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):   November 14, 2006
Penton Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14337	36-2875386

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Penton Media Building 1300 East Ninth Street, Cleveland, Ohio	44114-1503

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:   216-696-7000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On November 14, 2006, Penton Media, Inc. (“the Company”) provided information to certain media outlets regarding third quarter 2006 results, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)

Exhibit	Description
99.1	Penton Media, Inc. Third Quarter 2006 Financial and Operating Highlights.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Penton Media, Inc.
	By:	/s/ Preston L. Vice Name: Preston L. Vice Title: Chief Financial Officer
Date: November 15, 2006

Exhibit Index

Exhibit	Description
99.1	Penton Media, Inc. Third Quarter 2006 Financial and Operating Highlights.